UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2012

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34236	11-3054851
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

35 Wilbur Street
Lynbrook, NY 11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp. and its subsidiary, Advance Biofactures Corporation.

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The information provided in Item 5.02 below is hereby incorporated by reference to this Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 25, 2012, Dr. Matthew Geller informed the Board of Directors (the “Board”) of the Company of his intention not to stand for re-election as a director of the Company at the 2012 Annual Meeting of the Stockholders (the “Annual Meeting”) in order to focus on his responsibilities at Geller Biopharm Inc. (“Geller Biopharm”), an advisory company for which he serves as President. Dr. Geller will continue to serve as a director of the Company until the expiration of his term at the 2012 Annual Meeting, which is scheduled to be held on June 15, 2012. Dr. Geller’s decision to not stand for re-election was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On April 27, 2012, following the recommendation from the Board’s Nominating and Corporate Governance Committee and pursuant to the by-laws of the Company, the Board unanimously approved a reduction in the size of the Board from eight to seven directors, effective as of the 2012 Annual Meeting, by reducing the number of directors in the first class of directors from three to two.

In order for the Company to continue to avail itself of Dr. Geller’s valuable services following the expiration of his term as a director at the 2012 Annual Meeting, on April 27, 2012, the Company entered into a one-year consulting agreement (the “Consulting Agreement”) with Dr. Geller and Geller Biopharm. In consideration for the strategic consulting services to be provided under the Consulting Agreement, the Company has agreed to pay Geller Biopharm a quarterly consulting fee in the amount of $30,000, payable in advance each quarter, for a total of $120,000, plus reasonable expenses approved in advance. The Consulting Agreement will become effective on July 1, 2012. A copy of the Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Consulting Agreement, effective as of July 1, 2012, among BioSpecifics Technologies Corp., Dr. Matthew Geller and Geller Biopharm, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2012	BIOSPECIFICS TECHNOLOGIES CORP.
——————————————————
(Registrant)

/s/ Thomas L. Wegman
——————————————————
Thomas L. Wegman
President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement, effective as of July 1, 2012, among BioSpecifics Technologies Corp., Dr. Matthew Geller and Geller Biopharm, Inc.